UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey 08540

(Address of principal executive offices)

(732) 329-8885

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On December 9, 2024 the Company issued a press release announcing the rights offering described below in Item 8.01. A copy of the press release is attached as Exhibit 99.9 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.9 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On December 9, 2024, CytoSorbents Corporation (the “Company”) announced a rights offering (the “Rights Offering”). The Rights Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-281062) (the “Registration Statement”), the prospectus forming a part of the Registration Statement and the prospectus supplement relating the Rights Offering (the “Prospectus Supplement”), filed with the SEC on December 9, 2024.

Copies of the prospectus and the related prospectus supplement will be mailed to all eligible stockholders and certain eligible warrantholders as of 5:00 p.m., New York City time, December 16, 2024, the Record Date, on or about December 16, 2024, and can also be accessed through the SEC’s website at www.sec.gov or be obtained from the information agent, D.F. King & Co., Inc., by calling (800) 549-6864 (toll-free) or (212) 269-5550 (broker-dealers and nominees). Additional information regarding the Rights Offering is set forth in the prospectus and the related prospectus supplement.

In connection with the Rights Offering, the Company is filing certain ancillary documents as Exhibits 4.1, 4.2, 4.3, 5.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8, to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement.

On December 9, 2024, in connection with the commencement of the Rights Offering, the Company entered into a Dealer-Manager Agreement with Moody Capital Solutions, Inc., the dealer-manager for the Rights Offering. A copy of the Dealer-Manager Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of Exhibit 1.1 does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Rights Offering, the timing thereof, the Company’s ability to complete the Rights Offering on the expected terms or at all, and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. All forward-looking statements speak only as of the date of this Current Report, and unless legally required, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to the Company’s filings with the SEC, including its most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, for additional information about the risks and uncertainties related to the Company’s business that may affect the forward-looking statements made in this Current Report.

Not a Solicitation

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, and shall not constitute an offer, solicitation or sale, nor shall there be any sale of such securities of the Company in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Dealer-Manager Agreement
4.1	Form of Subscription Right Warrant Certificate
4.2	Form of Series A Right Warrant Certificate
4.3	Form of Series B Right Warrant Certificate
5.1	Opinion of Morgan, Lewis & Bockius LLP, counsel to CytoSorbents Corporation
99.1	Form of Instructions as to Use of Subscription Right Warrant Certificate
99.2	Form of Instructions as to Use of Right Warrant Certificate
99.3	Form of Letter to Stockholders and Certain Eligible Warrantholders Who Are Record Holders
99.4	Form of Letter to Brokers and Other Nominee Holders
99.5	Form of Broker Letter to Clients Who are Beneficial Holders
99.6	Form of Beneficial Owner Election Form
99.7	Form of Nominee Holder Certification
99.8	Form of Notice of Important Tax Information
99.9	Press Release, dated December 9, 2024, titled “CytoSorbents Announces Commencement of Shareholder Rights Warrant Offering”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2024

CYTOSORBENTS CORPORATION

By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	Chief Executive Officer